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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JUNE 1, 2001
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                       Corporate Asset Backed Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                               33-73666                 22-3281571
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               file number)          identification no.)


    400 West Main Street, Suite 338
    Babylon, New York                                                  11702
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (631) 587-4700
                                                    --------------

    c/o PaineWebber Incorporated
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                                       10019
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          (Former name or former address, if changed since last report)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          NOT APPLICABLE.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          NOT APPLICABLE.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          NOT APPLICABLE.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          NOT APPLICABLE.

Item 5.   OTHER EVENTS.

          NOT APPLICABLE.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          NOT APPLICABLE.

Item 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  NOT APPLICABLE.

          (b)  NOT APPLICABLE.

          (c)  EXHIBITS.

          1. Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on June 1, 2001.

                           $881,250 to the Trust Certificate Holders.



Item 8.   CHANGE IN FISCAL YEAR.

          NOT APPLICABLE.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CORPORATE ASSET
                                             BACKED CORPORATION
                                                  as depositor



                                             By:    /s/  Robert Vascellaro
                                                   ----------------------------
                                             Name:  Robert Vascellaro
                                             Title: Vice President and Treasurer



Date:  June 11, 2001


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                                  EXHIBIT INDEX



EXHIBIT
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         Statement of Cash Transactions in respect of the receipt and disbursement of interest by the CABCO Trust for Florida Power and Light Debentures on June 1, 2001.